                                                                   EXHIBIT 99.1

                      DEVON FINANCING CORPORATION, U.L.C.

                LETTER OF TRANSMITTAL FOR THE OFFER TO EXCHANGE
                                $1,750,000,000
                             6.875% Notes due 2011
                                      for
                                $1,750,000,000
                             6.875% Notes due 2011
          that have been registered under the Securities Act of 1933
                                      and
                                $1,250,000,000
                          7.875% Debentures due 2031
                                      for
                                $1,250,000,000
                          7.875% Debentures due 2031
          that have been registered under the Securities Act of 1933

                    Fully and unconditionally guaranteed by
                           Devon Energy Corporation

 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 12,
   2002 (THE "EXPIRATION DATE") UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE
                        COMPANY IN ITS SOLE DISCRETION.

 TENDERS OF UNREGISTERED SECURITIES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00
               P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                  Deliver to:

                 The Exchange Agent for the Exchange Offer is:

                              JPMORGAN CHASE BANK

       55 Water Street, Room 234 or  2001 Bryan Street, 9th Floor Dallas,
          New York, NY 10042                     Texas 75201
       Facsimile: (212) 638-7380          Facsimile: (214) 468-6552

   Delivery of this letter of transmittal to an address, or transmission via telegram, telex or facsimile, other than to the exchange agent as set forth above (the "Exchange Agent") will not constitute a valid delivery. The method of delivery of all documents, including certificates, is at the risk of the holder. Instead of delivery by mail, we recommend the use of an overnight or hand delivery service. You should read the instructions accompanying this letter of transmittal carefully before you complete this letter of transmittal.

   The undersigned acknowledges that he, she or it has received the Prospectus,
dated February     , 2002 (the "Prospectus"), of Devon Financing Corporation,
U.L.C. (the "Company") and Devon Energy Corporation ("Devon Energy") and this letter of transmittal and the instructions hereto (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to $1,750,000,000 aggregate principal amount of 6.875% Notes due 2011, which are registered under the Securities Act of 1933, for its outstanding unregistered 6.875% Notes due 2011 issued on October 3, 2001, and $1,250,000,000 aggregate principal amount of 7.875% Debentures due 2031, which are registered under the Securities Act of 1933, for its outstanding unregistered 7.875% Debentures due 2031 issued on October 3, 2001, pursuant to a Registration Statement of which the Prospectus is a part. Both the unregistered securities and the registered securities offered in exchange therefor are fully and unconditionally guaranteed as to payment of principal and interest by Devon Energy.

   The outstanding unregistered 6.875% notes due 2011 have CUSIP number       .
The outstanding unregistered 7.875% debentures due 2031 have CUSIP number
      .

   The term "Expiration Date" shall mean 5:00 p.m. New York City time on March 12, 2002, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Whenever we refer to the unregistered 6.875% notes due 2011 and the unregistered 7.875% debentures due 2031, we will refer to them as the "unregistered securities." Whenever we refer to the exchange notes due 2011 and the exchange debentures due 2031, we will refer to them as the "exchange securities." All capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

   This Letter of Transmittal is to be used if (1) certificates representing unregistered securities are to be physically delivered to the Exchange Agent by Holders (as defined below), (2) the unregistered securities are to be tendered by book-entry transfer pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Book-Entry Transfer" or (3) tender of the unregistered securities is to be made by Holders according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent.

   DELIVERY OF DOCUMENTS TO DTC, EUROCLEAR OR CLEARSTREAM DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

   The term "Holder" as used herein means any person in whose name unregistered securities are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder.

   Any Holder of unregistered securities who wishes to tender his, her or its unregistered securities must, prior to the Expiration Date, either: (a) complete, sign and deliver this Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or to the address or facsimile number set forth above and tender (and not withdraw) his, her or its unregistered securities, or (b) if a tender of unregistered securities is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, Euroclear or Clearstream, confirm such book-entry transfer, including the delivery of an Agent's Message (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter of Transmittal.

   Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the unregistered securities validly tendered and not withdrawn and the issuance of the exchange securities will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered unregistered securities when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

   The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

   PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF

TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 11.

   HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR UNREGISTERED SECURITIES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY AND COMPLY WITH ALL OF ITS TERMS.

   Please list below the unregistered securities to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule, attached hereto. The minimum permitted tender is $1,000 in principal amount. All other tenders must be in integral multiples of $1,000.

------------------------------------------------------------------------------------------
                         DESCRIPTION OF UNREGISTERED SECURITIES
------------------------------------------------------------------------------------------
Name(s) and Address(es) of Holder(s)           Unregistered Securities Tendered
     (Please fill in, if blank)               (Attach signed list if necessary)
------------------------------------------------------------------------------------------
                                     Type of Security   Certificate   Aggregate Principal
------------------------------------     Tendered        Number(s)      Amount Tendered
                                     ----------------------------------------------------
------------------------------------ ------------------ ------------- -------------------
------------------------------------ ------------------ ------------- -------------------
------------------------------------ ------------------ ------------- -------------------
                                     Total Principal Amount Tendered:
                 -                   -------------------------------- -------------------

[_]CHECK HERE IF TENDERED UNREGISTERED SECURITIES ARE BEING DELIVERED BY DTC,
   EUROCLEAR OR CLEARSTREAM TO THE EXCHANGE AGENT'S ACCOUNT AT DTC, EUROCLEAR OR CLEARSTREAM AND COMPLETE THE FOLLOWING:


   Nameof Tendering Institution: ____________________________________________

   DTC, Euroclear or Clearstream Book-Entry Account: ________________________

   Transaction Code No.: ____________________________________________________

   Holders who wish to tender their unregistered securities and (i) whose unregistered securities are not immediately available, or (ii) who cannot deliver their unregistered securities, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

[_]CHECK HERE IF TENDERED UNREGISTERED SECURITIES ARE BEING DELIVERED PURSUANT
   TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

   Name(s) of Holder(s) of unregistered securities: _________________________

   Window Ticket No. (if any): ______________________________________________

   Date of Execution of Notice of Guaranteed Delivery: ______________________

   DTC, Euroclear or Clearstream Book-Entry Account: ________________________

    If Delivered by Book-Entry Transfer:

    Name of Tendering Institution: __________________________________________

    Transaction Code No.: ___________________________________________________

[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name: ___________________________________________________________________

    Address: ________________________________________________________________

Ladies and Gentlemen:

   Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of unregistered securities indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of unregistered securities tendered hereby in accordance with this Letter of Transmittal and the accompanying instructions, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the unregistered securities tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also act as agent of the Company and as Trustee under the Indenture for the unregistered securities and the exchange securities) with respect to the tendered unregistered securities with full power of substitution to (i) deliver certificates for such unregistered securities to the Company, or transfer ownership of such unregistered securities on the account books maintained by DTC, Euroclear or Clearstream, as the case may be, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such unregistered securities for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such unregistered securities, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

   The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, sell, assign and transfer the unregistered securities tendered hereby and to acquire the exchange securities issuable upon the exchange of the unregistered securities, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company.

   The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission that the exchange securities issued in exchange for the unregistered securities pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such unregistered securities directly from the Company for resale pursuant to Rule 144A, Regulation S or any other available exemption under the Securities Act or a holder that is an "affiliate" of the Company or Devon Energy within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such exchange securities are acquired by a non-affiliate in the ordinary course of such holder's business and such holders have no arrangement or understanding with any person to participate in the distribution of such exchange securities.

   The undersigned Holder represents and warrants that

      (a) the exchange securities acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving the exchange securities, whether or not the person is the Holder,

      (b) neither the undersigned Holder nor any other recipient of the exchange securities (if different than the Holder) is engaged in, intends to engage in or has any arrangement or understanding with any person to participate in the distribution of the exchange securities,

      (c) neither the undersigned Holder nor any other recipient is an "affiliate" of the Company or Devon Energy within the meaning of Rule 405 promulgated under the Securities Act or, if such Holder is an affiliate, that such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable,

      (d) if the undersigned is a broker-dealer, it has not entered into any arrangement or understanding with the Company or Devon Energy or any "affiliate" of the Company or Devon Energy (within the meaning of Rule 405 under the Securities Act) to distribute the exchange securities,

      (e) if the undersigned is a broker-dealer, the undersigned further represents and warrants that if the undersigned broker-dealer will receive exchange securities for its own account in exchange for unregistered securities that were acquired as a result of market-making activities or other trading activities, the holder will, in connection with any resale of the exchange securities, deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the Prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of exchange securities received in the Exchange Offer (such a broker-dealer will not be deemed, solely by reason of such acknowledgment and prospectus delivery, to admit that it is an "underwriter" within the meaning of the Securities Act) and

      (f) the undersigned Holder is not acting on behalf of any person or entity that could not truthfully make these representations.

   The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the unregistered securities tendered hereby or transfer of ownership of such unregistered securities on the account books maintained by a book-entry transfer facility.

   The undersigned understands and agrees that the Company reserves the right not to accept tendered unregistered securities from any tendering Holder if the Company or Devon Energy determines, in their sole and absolute discretion, that their ability to proceed with the Exchange Offer would be impaired by a pending or threatened action or proceeding with respect to the Exchange Offer or that such acceptance could result in a violation of applicable securities laws.

   For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered unregistered securities when, as and if the Company has given oral or written notice thereof to the Exchange Agent. If any tendered unregistered securities are not accepted for exchange pursuant to the Exchange Offer for any reason, such unaccepted or non-exchanged unregistered securities will be returned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions," without expense to the tendering Holder thereof, (or, in the case of tender by book-entry transfer into the Exchange Agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described in the Prospectus under the "The Exchange Offer--Book-Entry Transfer," such non-exchanged senior securities will be credited to an account maintained with such book-entry transfer facility) as promptly as practicable after the expiration or termination of the Exchange Offer.

   The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any unregistered securities that remain outstanding subsequent to the Expiration Date or, as set forth in the Prospectus under the caption "The Exchange Offer--Expiration Date; Extensions; Amendment; Termination," to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase unregistered securities in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

   The undersigned understands that tenders of unregistered securities pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will, upon acceptance for exchange of such tendered unregistered securities, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned also agrees that acceptance of any tendered unregistered securities by the Company and the issuance of exchange securities in exchange therefor shall constitute performance in full by the Company and Devon Energy of their respective obligations under the Exchange Offer and Registration Rights Agreement, dated as of October 3, 2001, among the Company, Devon Energy and the initial purchasers, and that, upon the issuance of the exchange securities, the Company and Devon Energy will have no further obligations or liabilities thereunder (except in certain limited circumstances).

   All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus and in this Letter of Transmittal.

   By acceptance of the Exchange Offer, each broker-dealer that receives exchange securities pursuant to the Exchange Offer hereby acknowledges and agrees that upon the receipt of notice by the Company of the happening of any event that makes any statement in the Prospectus untrue in any material respect or that requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

   Unless otherwise indicated under "Special Registration Instructions," please issue the certificates representing the exchange securities issued in exchange for the unregistered securities accepted for exchange and return any unregistered securities not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of unregistered securities tendered by DTC, Euroclear or Clearstream, by credit to the respective account at DTC, Euroclear or Clearstream). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the exchange securities issued in exchange for the unregistered securities accepted for exchange and return any unregistered securities not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC, Euroclear or Clearstream. In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the exchange securities issued in exchange for the unregistered securities accepted for exchange and return any unregistered securities not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligations pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any unregistered securities from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the unregistered securities so tendered.

   Holders who wish to tender the unregistered securities and (1) whose unregistered securities are not immediately available or (2) who cannot deliver their unregistered securities, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date may tender their unregistered securities according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." (See Instruction 1.)

PLEASE SIGN HERE WHETHER OR NOT TENDER IS TO BE MADE PURSUANT TO THE GUARANTEED
                             DELIVERY PROCEDURES.

(To Be Completed by All Tendering Holders of Unregistered Securities Regardless of Whether Unregistered Securities Are Being Physically Delivered Herewith)

   This Letter of Transmittal must be signed by the registered Holder(s) of unregistered securities exactly as its (their) name(s) appear(s) on certificate(s) of unregistered securities or, if tendered by a participant in DTC, Euroclear or Clearstream, exactly as such participant's name appears on the security position listing it as the owner of unregistered securities, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the unregistered securities to which this Letter of Transmittal relates are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. (See Instruction 6.) If the signature appearing below is not the registered Holder(s) of the unregistered securities, then the registered Holder(s) must sign a valid proxy.

Signature(s) of Holder(s) or Authorized Signatory:

                               x       Date:

                               x       Date:

                                                  ------------------------------

Name(s):
       -------------------------------------------------------------------------
                                (Please Print)

Address:
       -------------------------------------------------------------------------
                             (Including Zip code)

Capacity(ies):
          -------------
                                          Area Code and Telephone No.:
                                                                 ---------------

Tax Identification or Social Security Number(s):
                                   ----------

                     [Complete Substitute Form W-9 below.]

   SIGNATURE GUARANTEE (See Instruction 1 herein) Certain Signatures Must Be
                     Guaranteed by an Eligible Institution

  Name of Eligible Institution Guaranteeing Signatures:

  _____________________________________________________________________________

  Address (including zip code) and Telephone Number (including area code) of
  Firm:

  _____________________________________________________________________________

        Authorized Signature(s): _____________________________ Date:
                                 Name:
                                 Title:
        Authorized Signature(s): _____________________________ Date:
                                 Name:
                                 Title:

                       SPECIAL REGISTRATION INSTRUCTIONS
                          (See Instruction 7 herein)

    To be completed ONLY if certificates for unregistered securities in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or the exchange securities issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from, that shown in the box entitled "Description of Unregistered Securities" within this Letter of Transmittal, or if exchange securities tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC, Euroclear or Clearstream other than the account indicated above.

 Name: ______________________________________________________________________
                                (Please Print)

 Address: ___________________________________________________________________

 ______________________________________________________________________________
                 Tax Identification or Social Security Number
                       (See Substitute Form W-9 herein)

                         SPECIAL DELIVERY INSTRUCTIONS
                          (See Instruction 7 herein)

    To be completed ONLY if certificates for unregistered securities in a principal amount not tendered or not accepted for exchange are to be sent to, or the exchange securities issued pursuant to the Exchange Offer are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal, or to an address different from, that shown in the box entitled "Description of Unregistered Securities" within this Letter of Transmittal, or to be credited to an account maintained at DTC, Euroclear or Clearstream other than the account indicated above.

 Name: ______________________________________________________________________
                                (Please Print)

 Address: ___________________________________________________________________

 ______________________________________________________________________________
                 Tax Identification or Social Security Number
                       (See Substitute Form W-9 herein)

                                 INSTRUCTIONS

        Forming Part of the Terms and Conditions of the Exchange Offer

   1. Guarantee of Signatures. Signatures on this Letter of Transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution") unless the unregistered securities tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC, Euroclear or Clearstream whose name appears on a security position listing as the owner of unregistered securities) who has not completed the box set forth herein entitled "Special Registration Instructions" or "Special Delivery Instructions" of this Letter of Transmittal or (ii) for the account of an Eligible Institution.

   2. Delivery of this Letter of Transmittal and Unregistered
Securities. Certificates for the physically tendered unregistered securities (or a confirmation of a book-entry transfer to the Exchange Agent at DTC, Euroclear or Clearstream of all unregistered securities tendered electronically), as well as, in the case of physical delivery of unregistered securities, a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 P.M. New York City time, on the Expiration Date. The method of delivery of the tendered unregistered securities, this Letter of Transmittal and all other required documents, or book-entry transfer and transmission of an Agent's Message by a DTC, Euroclear or Clearstream participant, to the Exchange Agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or unregistered securities should be sent to the Company, DTC, Euroclear or Clearstream.

   The Exchange Agent will make a request to establish an account with respect to the unregistered securities at DTC, Euroclear or Clearstream for purposes of the Exchange Offer promptly after the date of the Prospectus, and any financial institution that is a participant in DTC, Euroclear or Clearstream may make book-entry delivery of unregistered securities by causing DTC, Euroclear or Clearstream, as the case may be, to transfer such unregistered securities into the Exchange Agent's account at DTC, Euroclear or Clearstream, as the case may be, in accordance with the relevant entity's procedures for transfer. However, although delivery of unregistered securities may be effected through book-entry transfer at DTC, Euroclear or Clearstream, an Agent's Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of this Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

   A Holder may tender unregistered securities that are held through DTC by transmitting its acceptance through DTC's Automated Tender Offer Program, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent for its acceptance. The term "Agent's Message" means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the unregistered securities and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and the Company may enforce such agreement against such participant. Delivery of an Agent's Message will also constitute an acknowledgment from the tendering DTC participant that the
representations and warranties set forth on pages    and    of this Letter of
Transmittal are true and correct.

   Holders of unregistered securities held through Euroclear or Clearstream, are required to use book-entry transfer pursuant to the standard operating procedures of Euroclear or Clearstream, as the case may be, to accept the Exchange Offer and to tender their unregistered securities. A computer-generated message must be transmitted by Euroclear or Clearstream, as the case may be, and received by the Exchange Agent, in lieu of a letter of transmittal, in order to tender the unregistered securities in the Exchange Offer.

   Holders who wish to tender their unregistered securities and (i) whose unregistered securities are not immediately available or (ii) who cannot deliver their unregistered securities, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis may tender their unregistered securities by following the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined above) or pursuant to the DTC, Euroclear or Clearstream standard operating procedures;
(ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the unregistered securities, the certificate number or numbers of such unregistered securities and the principal amount of unregistered securities tendered, stating that the tender is being made thereby and guaranteeing that within three Business Days after the Expiration Date, this Letter of Transmittal (or copy thereof) together with the certificate(s) representing the unregistered securities (or a confirmation of electronic mail delivery or book-entry delivery into the Exchange Agent's account at DTC, Euroclear or Clearstream) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent and (iii) such properly completed and executed Letter of Transmittal (or copy thereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered unregistered securities in proper form for transfer or a confirmation of electronic mail delivery or book-entry delivery into the Exchange Agent's account at DTC, Euroclear or Clearstream, must be received by the Exchange Agent within three Business Days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." Any Holder of unregistered securities who wishes to tender his unregistered securities pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their unregistered securities according to the guaranteed delivery procedures set forth above.

   All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered unregistered securities or this Letter of Transmittal will be determined by the Company in its sole discretion, which determination will be final and binding. All tendering Holders, by execution of this Letter of Transmittal (or copy hereof), shall waive any right to receive notice of the acceptance of the unregistered securities for exchange. The Company reserves the absolute right to reject any and all unregistered securities not validly tendered or any tenders the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular unregistered securities. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of unregistered securities must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of unregistered securities, neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of unregistered securities, nor shall any of them incur any liability for failure to give such notification. Tenders of unregistered securities will not be deemed to have been made until such defects or irregularities have been cured or waived. Any unregistered securities received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of unregistered securities, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

   3. Inadequate Space. If the space provided is inadequate, the certificate numbers and/or the number of the unregistered securities should be listed on a separate signed schedule attached hereto.

   4. Tender by Holder. Except in limited circumstances, only a registered Holder of unregistered securities or a Euroclear, Clearstream, or DTC participant listed on a securities position listing furnished by Euroclear, Clearstream, or DTC with respect to the unregistered securities may tender its unregistered securities in the Exchange Offer. Any beneficial owner of unregistered securities who is not the registered Holder and is not a Euroclear, Clearstream, or DTC participant and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such beneficial owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his, her or its unregistered securities, either make appropriate arrangements to register ownership of the unregistered securities in such beneficial owner's name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such unregistered securities.

   5. Partial Tenders; Withdrawals. Tenders of unregistered securities will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any unregistered securities is tendered, the tendering Holder should fill in the principal amount tendered in the last column of the chart entitled "Description of Unregistered Securities." The entire principal amount of unregistered securities delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all unregistered securities is not tendered, unregistered securities for the principal amount of unregistered securities not tendered and a certificate or certificates representing exchange securities issued in exchange of any unregistered securities accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, Euroclear or Clearstream, promptly after the unregistered securities are accepted for exchange.

   Except as otherwise provided herein, tenders of unregistered securities may be withdrawn at any time prior to the Expiration Date. To withdraw a tender of unregistered securities in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. Any such notice of withdrawal must (1) specify the name of the person having deposited the unregistered securities to be withdrawn (the "Depositor"), (2) identify the unregistered securities to be withdrawn (including the certificate number or numbers and principal amount of such unregistered securities, or, in the case of unregistered securities transferred by book-entry transfer the name and number of the account at Euroclear, Clearstream, or DTC to be credited), (3) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such unregistered securities were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the registrar with respect to the unregistered securities register the transfer of such unregistered securities into the name of the person withdrawing the tender and (4) specify the name in which any such unregistered securities are to be re-registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any unregistered securities so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no exchange securities will be issued with respect thereto unless the unregistered securities so withdrawn are validly re-tendered. Any unregistered securities which have been tendered but which are not accepted for exchange by the Company will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal. Properly withdrawn unregistered securities may be re-tendered by following one of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering" at any time prior to the Expiration Date.

   6. Signatures on the Letter of Transmittal; Bond Powers and
Endorsements. If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) of the unregistered securities tendered hereby, the signature must correspond with the name(s) as written on the face of the unregistered securities without alteration, enlargement or any change whatsoever.

   If any of the unregistered securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If a number of unregistered securities registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal as there are different registrations of unregistered securities.

   If this Letter of Transmittal (or copy hereof) is signed by the registered Holder(s) (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on the security listing as the owner of the unregistered securities) of unregistered securities tendered and the certificate(s) for exchange securities issued in exchange therefor is to be issued (or any untendered principal amount of unregistered securities is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered security, nor provide a separate bond power. In any other case, such Holder must either properly endorse the unregistered securities tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

   If this Letter of Transmittal (or copy hereof) is signed by a person other than the registered Holder(s) of unregistered securities listed therein, such unregistered securities must be endorsed or accompanied by properly completed bond powers which authorize such person to tender the unregistered securities on behalf of the registered Holder, in either case signed as the name of the registered Holder or Holders appears on the unregistered securities.

   If this Letter of Transmittal (or copy hereof) or any unregistered securities or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

   Endorsements on unregistered securities or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

   7. Special Registration and Delivery Instructions. Tendering Holders should indicate, in the applicable spaces, the name and address to which exchange securities or substitute unregistered securities for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the unregistered securities through DTC, Euroclear or Clearstream, if different from the account maintained at DTC, Euroclear or Clearstream indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

   8. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of unregistered securities pursuant to the Exchange Offer. If, however, certificates representing exchange securities or unregistered securities for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the unregistered securities tendered hereby, or if tendered unregistered securities are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reasons other than the exchange of unregistered securities pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

   Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the unregistered securities listed in this Letter of Transmittal.

   9. Waiver of Conditions. The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any unregistered securities tendered.

   10. Mutilated, Lost, Stolen or Destroyed Unregistered Securities. Any tendering Holder whose unregistered securities have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

   11. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                           IMPORTANT TAX INFORMATION

   The Holder is required to give the Exchange Agent the social security number or employer identification number of the Holder of the unregistered securities. If the unregistered securities are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

---------------------------------------------------------------------------------------------------------------------------
                                         TO BE COMPLETED BY ALL TENDERING HOLDERS
---------------------------------------------------------------------------------------------------------------------------
                                    PAYER'S NAME: Devon Financing Corporation, U.L.C.
---------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                 Part 1--PLEASE PROVIDE YOUR TIN IN                      Employer Identification Number of
Form W-9                   THE BOX AT RIGHT AND CERTIFY BY                         Social Security Number:
                           SIGNING AND DATING BELOW.
Department of the Treasury -----------------------------------------------------------------------------------------------
Internal Revenue Service   Part 2--Certification: Under Penalties of Perjury I certify that:
Payer's Request for        (1)The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
Taxpayer Identification    (2)I am NOT subject to back-up withholding because: (a) I am exempt from backup
Number ("TIN")                withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS")
                              that I am subject to back-up withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to back-up withholding.

                           -----------------------------------------------------------------------------------------------
                           Certification Instructions--You must cross out          Part 3--[   ]
                           item (2) above if you have been notified by the               Check if awaiting TIN
                           IRS that you are currently subject to back-up
                           withholding because of underreporting interest or
                           dividends on your tax return.
                           -----------------------------------------------------------------------------------------------
                           Signature: ____________________________________________________________________________________

                           Date: _________________________________________________________________________________________

---------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY PAYMENTS MADE TO YOU UNDER THE SECURITIES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.